Supplement dated September 2, 2021
to the Prospectus, Summary Prospectus, and Statement of Additional Information (SAI) of the following fund (the Fund):
Fund	Document Dated
Columbia Funds Series Trust I
Multi-Manager Total Return Bond Strategies Fund	Prospectus and Summary Prospectus Dated 1/1/2021 SAI Dated 9/1/2021
Tad Rivelle has announced his intention to retire from TCW Investment Management Company LLC on or about December 31, 2021. After such date, he will cease to serve as Portfolio Manager for the Fund, and all references to Tad Rivelle in the Fund’s Prospectus, Summary Prospectus, and SAI will be removed.
Shareholders should retain this Supplement for future reference.
SUP101_08_010_(09/21)